UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

SIENNA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38155	27-3364627
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30699 Russell Ranch Road, Suite 140

Westlake Village, CA 91362

(Address of principal executive office, including Zip Code)

Registrant’s telephone number, including area code: (818) 629-2256

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.05    Costs Associated with Exit or Disposal Activities

On January 2, 2019, Sienna Biopharmaceuticals, Inc. (the “Company”) implemented a corporate restructuring (the “Restructuring”) to focus the Company’s resources on its lead product candidate, SNA-120 for psoriasis and pruritus, resulting in a reduction in force to reduce operational costs and preserve capital. The Restructuring will result in an elimination of 20 positions, or approximately 34% of the Company’s workforce, and is expected to be substantially complete by the end of the first quarter of 2019. The Company’s research team based in Ivrea, Italy is not affected by the Restructuring. The Company estimates that it will incur a one-time employee benefits and severance charge of approximately $0.8 million in the first quarter of 2019. The Restructuring is expected to reduce planned operating expenses by approximately 50%, excluding one-time charges.

This Item 2.05 contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include terms such as “expects”, “will,” “estimates,” and similar expressions and include statements regarding the Company’s corporate restructuring, its expectations and estimates regarding the workforce reduction, the objectives of the restructuring plan and the timing thereof, amounts and timing of the charges, cash expenditures and reduction in operating expenses to be incurred in connection with the restructuring, and the potential impact of the restructuring. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. Potential risks and uncertainties that could cause actual results to differ from expected results include, among others, whether the Company will receive the expected results of the restructuring program, whether the expected amount of the costs associated with the restructuring program will differ from or exceed the Company’s forecasts and whether the Company will be able to realize the full amount of estimated reduction in operating expenses from the restructuring program. It is not possible to predict or identify all risks and uncertainties, and additional significant risks and uncertainties are described in the Company’s periodic reports filed with Securities and Exchange Commission. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 8.01    Other Events

On January 2, 2019, the Company updated its corporate presentation (the “Corporate Presentation”) for use in connection with meetings with investors and analysts. A copy of the Corporate Presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description

99.1	Corporate Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENNA BIOPHARMACEUTICALS, INC.

Date: January 2, 2019	By:	/s/ Timothy K. Andrews
	Name:	Timothy K. Andrews
	Title:	General Counsel and Secretary